Exhibit 99.2

 1Q 2020 Earnings Conference CallMay 7, 2020  NYSE: CW

 Safe Harbor Statement  Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations, including the impact of a global pandemic or national epidemic. Any references to organic growth exclude the effects of foreign currency translation, acquisitions and divestitures, unless otherwise noted. This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release that is posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

 Agenda  Operational Status and Response to COVID-19Highlights of Q1 2020 Performance CFO Transition2020 Financial Outlook and AssumptionsCapital Structure and Liquidity Management’s Actions Taken to Offset COVID-19 Impact

Curtiss-Wright's Response to COVID-19

OPERATIONAL STATUS

- **Primary focus: Employee health and safety**
  - Continue to advise global workforce to follow CDC guidelines
  - Enacted protocols across all sites regarding safety, cleaning and visitors
  - Strong IT focus on enabling greater work from home/ remote capabilities; Enhanced security protocols
- **Current operating situation**
  - China operations impacted mid-Q1 were 100% operational by end of March
  - Majority of CW sites granted 'Essential Business' status
  - FY'20 sales impact due primarily to customer-driven delays and Government-mandated shutdowns

MANAGEMENT ACTIONS

- **Established Cross Functional Response Team**
  - Risk Identification & Mitigation (Customer/Internal/ Supplier)
  - Developed daily tracking and reporting system across 155 sites world-wide
- **Implementing cost containment plans to preserve Profitability and Free Cash Flow**
  - Utilizing recession planning scenarios developed in H2'19
  - Conducting stress testing of all segments to evaluate and plan for potential sales and profitability risks
- **Suspending 2020 Guidance**
  - Anticipate improved visibility into key markets, customers and supply chain over the next few months

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CURTISS-WRIGHT

Solid First Quarter 2020 Performance

First Quarter 2020 Highlights

- **Net Sales of $601 million, up 4%**
  - Strong growth in defense markets, up 26%, led by aerospace and naval defense markets
  - Partially offset by lower power generation and general industrial revenues
- **Adjusted Operating Income up 10%; Adjusted Operating Margin of 13.3%, up 80 basis points**
  - Driven by solid profitability in the Defense segment and the benefit of cost containment actions
- **Adjusted Diluted EPS of $1.34, up 3%**
  - Led by solid growth in net earnings and continued share repurchase, despite a higher effective tax rate
- **Adjusted Free Cash Flow of ($53) million, up 17%**

Notes:
- Any references to organic growth exclude the effects of foreign currency translation, acquisitions and divestitures, unless otherwise noted.
- 2020 Adjusted results exclude restructuring costs (impacting all three segments), one-time transition and IT security costs related to the relocation of the DRG business (Power Segment), and one-time backlog amortization and transaction costs associated with the acquisition of 901D (Defense segment). 2020 Adjusted Free Cash Flow excludes a voluntary contribution to the Company's corporate defined benefit pension plan, the cash impact from restructuring, and a capital investment related to construction of a new, state-of-the-art naval facility for the DRG business (Power segment).

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CURTISS-WRIGHT

First Quarter 2020 End Market Sales Growth

	1Q'20 Change	% of Total Sales
Aero Defense	29%	17%
Ground Defense	9%	4%
Naval Defense	26%	27%
Total Defense	**26%**	**48%**
Commercial Aero	(2%)	17%
Power Generation	(13%)	14%
General Industrial	(15%)	21%
Total Commercial	**(11%)**	**52%**
Total Curtiss-Wright	**4%**	**100%**

Key Drivers

Defense Markets: Up 26% overall, up 20% organic

- **Aerospace Defense:** Higher COTS embedded computing revenues on UAV and helicopter programs; Higher actuation revenues on F-35
- **Ground Defense:** Higher COTS embedded computing revenues on Bradley platform
- **Naval Defense:** Higher revenues on CVN-80/81 aircraft carriers and Virginia class submarine programs; contribution from 901D acquisition

Commercial Markets: Down 11% overall, down 11% organic

- **Commercial Aerospace:** Lower sales of flight test instrumentation equipment, partially offset by higher sales of actuation equipment
- **Power Generation:** Lower international aftermarket and CAP1000 program revenues (timing)
- **General Industrial:** Reduced demand for industrial vehicle products and surface treatment services

Notes:
Percentages in chart relate to First Quarter 2020 sales compared with the prior year. Amounts may not add due to rounding.
Any references to organic growth exclude the effects of foreign currency translation, acquisitions and divestitures, unless otherwise noted.

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CURTISS-WRIGHT

 First Quarter 2020 Adjusted Operating Income / Margin Drivers  ($ in millions)  1Q’20 Adjusted(1)  1Q’19 Adjusted(1)  Change vs. 1Q’19  Key Drivers  Commercial / IndustrialMargin  $36.0 13.6%  $35.2 13.0%  2% 60 bps  Higher sales and favorable mix for actuation productsPartially offset by lower sales and unfavorable absorption in industrial vehicles business Benefit of cost containment initiatives (COVID-related)  DefenseMargin   31.6 19.0%   21.2 15.8%  49% 320 bps  Favorable absorption on strong defense revenues  PowerMargin   24.4 14.3%   25.4 14.5%  (4%)(20 bps)  Lower sales and unfavorable absorption in power generation businessesPartially offset by higher revenues and favorable absorption in naval defense  Total SegmentsAdjusted Operating Income  $91.9  $81.8  12%    Corp & Other   ($11.9)   ($9.3)  (28%)  Higher FX  Total CW Adjusted Op IncomeMargin  $80.0 13.3%  $72.5 12.5%  10%80 bps    Notes: Amounts may not add down due to rounding. Adjusted operating income and operating margin exclude first year purchase accounting costs associated with acquisitions, specifically one-time backlog amortization and transaction costs, one-time transition and IT security costs associated with the relocation of our DRG business (Power segment) and restructuring costs.

2020 Financial Outlook and Assumptions

SALES

- **Defense Markets:**
  - Expect organic growth led by naval defense
    - Strong DoD support for submarines and aircraft carriers; Stable order activity
- **Commercial Markets:**
  - Expect growth to be challenging, primarily in the commercial aerospace and general industrial markets (globally)
  - GI: Reduced demand across all CW markets due to COVID-19 and lower oil prices
    - Magnitude of decline depends on pace of global recovery

PROFITABILITY

- **Expect overall profitability to be challenged due to significantly lower volume and under-absorption**
  - Remain positive in Defense
- **Cost containment actions aimed at preventing margin erosion**
- **Estimated decremental margin 25% - 30% (overall CW)**
- **Restructuring actions disclosed in Feb 2020 remain on track**
  - Expected to drive approximately $20M in future annualized savings

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CURTISS-WRIGHT

Strong Balance Sheet and Liquidity (at March 31, 2020)

CASH AND DEBT LEVELS

- **Cash balance: $158M**
- **Adjusted Debt: $896M**
  - $750M private placement and $146M drawn from revolver
  - $100M in notes maturing in next three years (2021)
- **Revolver: $500M (Current Capacity $324M)**
  - Plus $200M accordion feature
  - Maturing in 2023
- **Borrowing Capacity $1.5B before reaching debt covenants**
- **Adjusted Net Debt / Net Cap: 31%**
  - Manage to internal 45% net debt / cap limitation
- **Near-term maturities remain well funded**

LEVERAGE RATIOS[1]

- **Adjusted Debt / EBITDA: 1.7x**
- **Adjusted Net Debt / EBITDA: 1.4x**
- **Interest Coverage: 16.9x**
- **Maintain significant financial flexibility for acquisitions and other corporate needs**

Adjusted Net Debt / EBITDA



1.6
1.2
0.8
0.4
0.0
1.0
0.8
1.0
0.7
2016
2017
2018
2019

Maintain Flexible and Conservative Capital Structure

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(1) Adjusted Debt defined as total debt less unamortized swap proceeds and debt issuance costs. Adjusted Net Debt defined as Adjusted Debt less Cash and cash equivalents. Adjusted Debt / EBITDA defined as Adjusted Debt divided by LTM EBITDA. Adjusted Net Debt / EBITDA defined as Adjusted Net Debt divided by LTM EBITDA. Interest Coverage defined as LTM EBITDA divided by LTM Interest Expense.

Actions Taken to Offset COVID-19 Impact on 2020 Results

- **Implementing mitigation plans to protect Profitability**
  - Reducing discretionary spend
  - Employee furloughs (including Executive Leadership team)
  - Reductions in force
  - Lower incentive compensation
  - Slowing pace of R&D investments slightly (still expect to exceed 2019 spending level)
- **…And Free Cash Flow**
  - Intense focus on managing working capital
  - Temporarily reduced pace of CapEx spending for essential investments only
  - Monitoring potential benefits of tax and other legislation resulting from COVID-19
- **Maintain strong financial and operational discipline**
  - Executed $100M Opportunistic share repurchase program in Mar’20

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2020 Summary and Expectations

- **Expect solid revenue growth in Defense; Commercial market outlook impacted by pace of economic rebound/recovery**
  - Recent acquisitions providing modest boost to top-line
  - Expect Q2 to be weakest for sales and operating income
- **Agile business model helps mitigate impact of reduced profitability**
  - Benefit of new cost containment measures and ongoing margin improvement initiatives
  - Planned restructuring actions to drive approximately $20M in future annualized savings
- **Maintain flexible and conservative capital structure, with ample liquidity**
- **Adjusted FCF outlook remains solid: Targeting at least 100% Adj. FCF conversion**
- **Hope to reinstate 2020 guidance with our 2Q earnings announcement**

Curtiss-Wright remains well-positioned to weather the challenging environment

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CURTISS-WRIGHT

Appendix  Non-GAAP Financial Results The company reports its financial performance in accordance with accounting principles generally accepted in the United States of America ("GAAP"). This press release refers to "Adjusted" amounts, which are Non-GAAP financial measures described below. We utilize a number of different financial measures in analyzing and assessing the overall performance of our business, and in making operating decisions, forecasting and planning for future periods. We consider the use of the non-GAAP measures to be helpful in assessing the performance of the ongoing operation of our business. We believe that disclosing non-GAAP financial measures provides useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance.  The Company’s presentation of its financials and guidance includes an Adjusted (non-GAAP) view that excludes first year purchase accounting costs associated with its acquisitions, as well as one-time transition and IT security costs, and capital investments, specifically associated with the relocation of the DRG business in the Power segment. Transition costs include relocation of employees and equipment as well as overlapping facility and labor costs associated with the relocation. The Company is also excluding significant restructuring costs in 2020 associated with its operations. We believe this Adjusted view will provide improved transparency to the investment community in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers.   Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished with this presentation. All per share amounts are reported on a diluted basis. The following definitions are provided: Adjusted Operating Income, Operating Margin, Net Earnings and Diluted EPSThese Adjusted financials are defined as Reported Operating Income, Operating Margin, Net Earnings and Diluted EPS under GAAP excluding the impact of first year purchase accounting costs associated with acquisitions for current and prior year periods, specifically one-time inventory step-up, backlog amortization and transaction costs; one-time transition and IT security costs associated with the relocation of a business; and significant restructuring costs in 2020 associated with its operations.Free Cash Flow and Free Cash Flow ConversionThe Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as cash flow provided by operating activities less capital expenditures. Adjusted free cash flow excludes: (i) a capital investment in the Power segment related to the new, state-of-the-art naval facility principally for DRG; (ii) voluntary contributions to the Company’s corporate defined benefit pension plan made in the first quarters of 2018 and 2020; and (iii) the cash impact from restructuring in 2020. The Corporation discloses free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as free cash flow divided by net earnings from continuing operations. Adjusted free cash flow conversion is defined as Adjusted free cash flow divided by Adjusted net earnings.

 Non-GAAP Reconciliations – 1Q 2020 Results  (In millions, except EPS)   1Q-2020  1Q-2019   Change  Sales  $ 601.2  $ 578.3  4%  Reported operating income (GAAP)  $ 72.4  $ 72.0  1%  Adjustments (1)   7.6   0.5  -  Adjusted operating income (Non-GAAP)  $ 80.0  $ 72.5   10%  Adjusted operating margin (Non-GAAP)   13.3%  12.5%  80 bps  Reported net earnings (GAAP)  $ 51.8  $ 55.6   (7%)  Adjustments, net of tax (1)   5.5   0.4  -  Adjusted net earnings (Non-GAAP)  $ 57.3  $ 56.0  2%  Reported diluted EPS (GAAP)  $ 1.21  $ 1.29   (6%)  Adjustments, net of tax (1)  0.13  0.01  -  Adjusted diluted EPS (Non-GAAP)  $ 1.34  $ 1.30  3%  Adjusted operating income, operating margin, net earnings and diluted EPS results exclude first year purchase accounting costs associated with current and prior year acquisitions, and one-time transition and IT security costs associated with the relocation of our DRG business (Power segment).

 Non-GAAP Reconciliation – Organic Results  Organic Sales and Organic Operating IncomeThe Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic sales and organic operating income are defined as revenue and operating income excluding the impact of foreign currency fluctuations and contributions from acquisitions made during the last twelve months.Note: Amounts may not add due to rounding

 Non-GAAP Reconciliation – Adjusted Debt and Adjusted Net Debt  Adjusted Debt and Adjusted Net DebtThe Corporation discloses Adjusted Debt and Adjusted Net Debt as it believes that these measures provide useful information regarding contractual amounts of borrowed capital to be repaid, net of cash available to repay such obligations. Adjusted Debt is defined as consolidated short-term and long-term debt (reported in accordance with GAAP), adjusted to exclude unamortized interest rate swap proceeds and debt issuance costs. Adjusted Net Debt is defined as Adjusted Debt less cash and cash equivalents.

 Non-GAAP Reconciliation – EBITDA  EBITDAThe Corporation discloses EBITDA as it believes that this measure is useful in evaluating the Corporation’s operating performance. EBITDA is defined as net earnings before interest, income taxes, depreciation, and amortization for the trailing twelve month period ended March 31, 2020.

 Non-GAAP Reconciliation – Leverage Ratios